

ChromaDex

ChromaDex Earnings Conference Call Third Quarter 2019

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

Nasdaq: CDXC | November 12, 2019

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2019 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the Securities and Exchange Commission (the "Commission") on November 12, 2019 and in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Commission on March 7, 2019. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q3 2019 Takeaways

- **Grew total net sales to $12.1 million in Q3 2019 (+48% YoY, +9% versus Q2 2019)**
- **Demonstrated continued progress building TRU NIAGEN into a global brand with top-line momentum**
  - TRU NIAGEN net sales of $9.7 million in Q3 2019 (+86% YoY)
  - Continued strong sequential growth in TRU NIAGEN net sales (+11% in Q3 2019 vs Q2 2019)
- **Gross margin improvement driven by TRU NIAGEN (+230bps YoY)**
  - Gross margin of 56.0% in Q3 2019, up 230bps year-over-year driven by favorable mix with growing TRU NIAGEN e-Commerce business
- **Marketing efficiency improved (2,120bps YoY, 40bps versus Q2 2019) primarily driven by TRU NIAGEN business**
  - Selling, marketing & advertising expense of 38.4% of net sales in Q3 2019 compared to 38.8% in Q2 2019 and 59.6% in Q3 2018
- **General and administrative expenses flat sequentially and higher by $1.2 million YoY**
- **Operating loss improved by $0.3M sequentially and $1.7M YoY at ($6.9M), driven by higher volume and gross margin**
- **Adjusted EBITDA excluding legal expense improved by $0.2 million sequentially to ($1.9) million**
  - Represents fourth consecutive quarter of improvement, with continued progress in underlying business performance and emphasis on financial discipline
- **Steady progress executing on our core objectives**
  - Build the Brand – Strong sales to Watson's and media events in Shanghai, London and Toronto to support cross border initiatives
  - Own the Science – Chief Scientific Advisor, Dr. Charles Brenner, awarded humanitarian research grant by Bill and Melinda Gates Foundation
  - Focus on Fundamentals – Received positive opinion on Nicotinamide Riboside as a novel food from European Food Safety Authority (EFSA)
- **Completed additional $7 million capital raise with strategic international investors, strengthening our balance sheet. In November, secured $7 million committed line of credit.**
- **Remain committed to achieving cash flow break-even as soon as possible. Executed cost savings initiatives in the quarter and pursuing additional opportunities.**

Steady strategic progress with key financial metrics moving in the right direction

Build a Global Brand

International Expansion



4 CANADA(a)
Amazon
Truniagen.ca
Selected Retailers
April 2019
UNITED KINGDOM
Amazon
CHINA
Truniagen.cn
Tmall
JAPAN
Amazon
1 HONG KONG
Watsons
September 2017
2 SINGAPORE
Watsons
January 2018
3 NEW ZEALAND
Matakana Superfoods
September 2018
Retail
Cross border

ChromaDex has expanded retail distribution of TRU NIAGEN® into four new international markets since September of 2017

a) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to Showcase Canada and WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

ChromaDex TRU NIAGEN

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016

Dr. Matthew Roberts – *Chief Scientific Officer*
Scientific Advisory Board Member of ChromaDex since November 2016
Over 25 years at Abbott, Nestlé and Nature's Bounty Co.

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of fast growing software and e-Commerce companies

Megan Jordan – *Chief Communications Officer*
Former SVP of Global Corporate Communications, Herbalife Nutrition 2015-2018
Over 20 years of experience working with Fortune 500 companies

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation

ChromaDex

Scientific Update

ChromaDex

Science Continues to Expand

- **36 human studies on nicotinamide riboside in various stages on clinicaltrials.gov(1)**
- **Three new clinical studies since prior update:**
  - Istanbul Medipol University Hospital (August 2019)
    - Testing the hypothesis that a "metabolic cofactor supplement" including N-acetylcysteine, L-caritine, serine and NR, will enhance liver fat metabolism, resulting in increased mitochondrial activity in human brain cells
  - Harvard Massachusetts General Hospital (September 2019)
    - Investigating the potential for NR to improve cognitive function, mood and daily activity in people with subjective cognitive decline or mild cognitive impairment in aging
  - Oslo University Hospital in Norway (October 2019)
    - Investigating whether NR can shorten the recovery phase for hospitalized patients and improve their outcomes after an acute illness
  - University of Iowa (October 2019)
    - Evaluating whether NR can alleviate persistent chemotherapy-induced peripheral neuropathy in patients who have undergone treatment for cancer
  - University of Florida in collaboration with the National Institute of Aging (NIA) (October 2019)
    - Testing whether NR enhances the effects of exercise therapy in hypertensive older adults
- **~175 MTAs for NIAGEN signed with research institutes and universities around the world**

(1) Seven studies registered to test NR in combination with other ingredients, for a total of 43

Recent Peer-Reviewed Publications

- ***Cell Reports*** **–** Yasir S. Elhassan and colleagues – *"Nicotinamide riboside augments the aged human skeletal muscle and induces transcriptomic and anti-inflammatory signatures"* – *Aug. 2019*
  - Confirmed that NR has a positive effect on the NAD metabolome in blood, which was previously shown in four clinical studies
  - First study to show that NR supplementation also impacts the NAD metabolome in muscle tissue
  - Another key finding is that NR depressed levels of circulating inflammatory markers

- ***Nature Communications*** – Nestlé Research, Dr. Carles Canto– *"Endogenous nicotinamide riboside metabolism protects against diet-induced liver damage"* – *Sept. 2019*
  - Instead of testing the effects of NR supplementation, the study investigated what happens when cells lose their ability to use NR
  - Investigators concluded that the body's natural ability to utilize NR is important for resilience during periods of metabolic stress, such as a high fat diet
  - Suggests a functional uniqueness of NR that cannot be mimicked by other NAD precursors

- ***European Journal of Nutrition*** **–** Barbara M. Crisol and colleagues – *"NAD+ precursor increases aerobic performance in mice"* – *Sept. 2019*
  - Examined effects of NR on aerobic performance in mice with and without exercise training
  - NR supplementation during aerobic training increased the amount of a specific type of muscle fiber, which is high in mitochondria and good for endurance; whereas NR alone did not affect aerobic performance in sedentary mice

- ***Journal of Molecular Metabolism*** **–** Dr. Carles Canto – *"A reduced form of nicotinamide riboside defines a new path for NAD+ biosynthesis and acts as an orally bioavailable NAD+ precursor"* – *Sept. 2019*
  - Second published preclinical study which tested the NAD-boosting properties of the reduced form or NR, or NRH
  - Demonstrated that NRH is a potent NAD precursor that uses a different pathway than NR
  - ChromaDex has a strong patent portfolio protecting our interest in NRH, as well as other NAD precursors

ChromaDex TRU NIAGEN

Financial Highlights

Q3 Net Sales Mix

Q3 2018


TRU NIAGEN
e-Commerce
55%
$8.1 MM
TRU NIAGEN
Watson's &
International
10%
NIAGEN Ingredient
12%
Other Ingredients
10%
Analytical Reference
Standards & Services
(1)
13%

Q3 2019


TRU NIAGEN
e-Commerce
59%
$12.1MM
TRU NIAGEN
Watson's &
International
22%
NIAGEN Ingredient
6%
Other Ingredients
4%
Analytical Reference
Standards & Services (1)
9%

- **TRU NIAGEN** net sales increased to **81% of net sales** in Q3 2019 compared to 64% in Q3 2018(2)
- **NIAGEN-related** net sales increased to **87% of net sales** in Q3 2019 compared to 77% in Q3 2018(3)

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Q3 Net Sales

Q3 2019 Net Sales
($ in millions)


e-Commerce
7.1
Watson's & International
2.6
Analytical Reference Standards & Services (1)
1.1
NIAGEN Ingredient
0.7
Other Ingredients
0.5
TRU NIAGEN
$9.7

Growth Rates

	YoY % (vs Q3 2018)	QoQ % (vs Q2 2019)
e-Commerce	+61%	+9%
Watson's & International	+224%	+17%
Analytical Reference Standards & Services (1)	+5%	+12%
NIAGEN Ingredient	-27%	-32%
Other Ingredients	-40%	+65%
Total	+48%	+9%

Continued strong growth in e-Commerce and Watson's, partially offset by expected lower ingredient sales and legacy businesses

(1) Analytical Reference Standards and Services previously reported as Core

Q3 YTD Net Sales

Q3 YTD 2019 Net Sales
($ in millions)



e-Commerce
19.6
Watson's & International
6.3
Analytical Reference Standards & Services (1)
3.2
NIAGEN Ingredient
2.9
Other Ingredients
1.2

TRU NIAGEN $25.9

Growth Rates YoY %
(vs 9M 2018)

Segment	Growth Rate
e-Commerce	+101%
Watson's & International	+183%
Analytical Reference Standards & Services (1)	-7%
NIAGEN Ingredient	-31%
Other Ingredients	-59%
Total	+48%

e-Commerce and Watson's more than doubled, partially offset by expected lower ingredient sales and legacy businesses

(1) Analytical Reference Standards and Services previously reported as Core

Q3 2019 vs Q2 2019 Key P&L Metrics

(in thousands)	Q3 2019	Q2 2019	Notes
Net Sales	**$ 12,053**	**$ 11,101**	TRU NIAGEN business up 11% with diversified growth across U.S. e-commerce, Watson's and international cross border platforms (TMall, Amazon)
Gross Profit *% of Net Sales*	**6,749** *56.0%*	**6,254** *56.3%*	Down 30bps driven by Nestle revenue recognition (no ingredient sales). Excluding this impact, margins would have increased slightly.
Selling and Marketing *% of Net Sales*	4,626 *38.4%*	4,308 *38.8%*	Marketing efficiency improved by 40bps driven by TRU NIAGEN business and overall scale. Invested in initiatives to drive new customer growth.
Research and Development	1,044	1,069	Roughly flat
General and Administrative	7,967	7,932	Excluding legal fees and equity compensation expense, G&A was up by $0.2MM.
Other	0	125	Miscellaneous expense last quarter
Total Operating Expense	**13,637**	**13,434**	Primarily driven by higher Selling and Marketing expenses
Operating Loss	**$ (6,888)**	**$ (7,180)**	Operating loss improved sequentially driven by higher sales

Quarterly Adjusted EBITDA

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended						
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	**Sep. 30, 2019**
Net loss, as reported	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	**$ (7,202)**
Adjustments:							
Interest (income) expense	44	48	9	(22)	(35)	575	**314**
Depreciation	121	146	169	171	173	190	**196**
Amortization of intangibles	58	58	59	60	61	61	**62**
Amortization of right of use assets	-	-	-	-	138	141	**144**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	**1,687**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	**$ (4,799)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	**2,944**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	**$ (1,855)**

Adjusted EBITDA excluding legal expense improved by $0.2 million compared to Q2 2019 to ($1.9 million), primarily driven by higher sales. This represents the fourth consecutive quarter of improvement in our underlying business fundamentals.

Q3 2019 vs Q3 2018 Key P&L Metrics

(in thousands)	Q3 2019	Q3 2018	Notes
Net Sales	**$ 12,053**	**$ 8,120**	TRU NIAGEN business up 86% with strength in Watson's international business and continued growth in e-Commerce
Gross Profit *% of Net Sales*	**6,749** *56.0%*	**4,361** *53.7%*	Favorable mix shift toward TRU NIAGEN e-Commerce business at higher margins
Selling and Marketing *% of Net Sales*	4,626 *38.4%*	4,837 *59.6%*	Significant improvement in marketing efficiency driven by e-Commerce business and overall scale
Research and Development	1,044	1,350	Down year-over-year due to more focused investments and timing of projects
General and Administrative	7,967	6,770	Higher by $1.2MM. Excluding legal fees and equity compensation expense, G&A was up by $0.8MM driven by higher royalties on sales of TRU NIAGEN.
Total Operating Expense	**13,637**	**12,957**	Higher G&A, partially offset by lower Research and Development and Selling and Marketing expenses
Operating Loss	**$ (6,888)**	**$ (8,596)**	Operating loss improved versus prior year driven by higher sales, gross margins and marketing efficiency

Q3 2019 Operating Loss vs 2018



+$2.9MM
-$1.2MM
(In millions)
2019 Q3 Operating Loss vs 2018 $M
(5.0)
(5.5)
(6.0)
(6.5)
(7.0)
(7.5)
(8.0)
(8.5)
(9.0)
(9.5)
(8.6)
2.1
0.3
0.2
0.3
(0.2)
(0.2)
(0.2)
(0.5)
(6.9)
Q3 '18 Operating Loss
Volume
Gross Margin Improvement
Sales & Marketing
R+D Decrease
Legal
Equity Comp (G+A)
Royalties
Other G+A
Q3 '19 Operating Loss

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	3/31/19	6/30/2019	9/30/2019	Key Drivers (Year-to-Date)
Cash	$ 22,616	$ 19,327	$ 19,760	$ 18,879	Cash used in operations to grow the business. Reflects $17 million from capital raise and $4 million from Nestlé.
Inventory	8,249	8,670	10,714	9,820	Continued investments in inventory to support growth in Q4 2019 and 2020
Accounts Receivable[(1)]	4,415	5,382	5,792	6,042	Driven by mix of customer sales and timing of collections
Accrued Liabilities	4,444	4,592	3,643	3,693	Paid a $1.5 million bonus to employees in Q2 2019
Accounts Payable	9,548	9,753	9,323	6,168	Driven by changes in inventory, legal and advertising
Equity	27,178	20,977	15,145	27,142	Higher additional paid in capital due to $17 million capital raise, offset by net loss

Invested in future growth, including continued inventory build and higher accounts receivable. Received $4 million upfront cash payment from Nestle, and completed $17 million capital raise.

(1) All periods include $2.2 million of receivables due from Elysium.

Quarterly Cash Flow Highlights

(in thousands)	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19
Net Loss	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)
Working Capital	(616)	1,825	866	(1,074)	(3,880)	(2,943)
Nestlé Deferred Revenue	0	0	0	3,962	(89)	0
Cash From / (Used For) Operations[1]	**(6,549)**	**(5,235)**	**(5,136)**	**(3,048)**	**(9,021)**	**(7,760)**
Cash From / (Used For) Investing	(1,113)	(82)	(419)	(296)	(69)	(156)
Cash From / (Used For) Financing[2]	13	142	(43)	55	9,523	7,035
Net Increase / (Decrease) in Cash	**$ (7,648)**	**$ (5,175)**	**$ (5,598)**	**$ (3,289)**	**$ 433**	**$ (881)**

(1) Q1 2019 includes $4 million cash payment related to deferred revenue from upfront payment from Nestlé
(2) $10 million convertible notes issued in May 2019 converted into common stock in August at $4.465 per share and $7 million PIPE transaction completed in August 2019

2019 Financial Outlook[1]

(in thousands)	2017 Actual[2]	2018 Actual	2019 Outlook	Key Drivers
Net Sales	**$ 21,201**	**$ 31,557**	Continued growth in sales of TRU NIAGEN	U.S. e-Commerce, Watson's international business, launches in certain new international markets, including cross border
Gross Margin % (as a % of net sales)	**49%**	**51%**	Continued improvement	Increased sales of TRU NIAGEN in e-Commerce business, and supply chain cost savings which we expect to continue to improve due to ongoing cost savings initiatives
Selling, Marketing & Advertising (as a % of net sales)	**21%**	**52%**	Up $1-2 million in absolute dollars and down significantly as a % of net sales	Marketing initiatives to attract new customers, including focusing more resources on earned media
General & Administrative	**17,642**	**27,137**	Up $5 million in absolute dollars and down significantly as a % of net sales	Legal costs to protect our IP, investments in overhead and royalty expense to patent holders

Outlook consistent with last quarter with exception of higher G&A

(1) Includes Spherix divestiture (Regulatory Consulting business) at the end of October 2019. Impact is not material to financials in 2019.
(2) For 2017, the presented amount is from continuing operations.

ChromaDex TRU NIAGEN

Cash Flow Break-even Framework[1]

Quarterly P&L Metrics

	Framework	Comments
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business opportunities (e.g. Sports, HCP)
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of TRU NIAGEN in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense[2]**	~$13 million ~$11 million	• Reflects current quarterly operating expense, which includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

We are committed to achieving cash flow break-even as soon as possible, **while prioritizing investments to drive long-term growth.**

(1) Communicated on the Q2 2019 earnings conference call
(2) Cash operating expense excludes equity compensation, depreciation and amortization

Appendix

2017 – 2019 YTD Net Sales Summary

(In millions)

Description	2017					2018					2019		
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Ecommerce	0.0	0.1	0.3	0.8	1.3	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1
Watsons			2.3	1.8	4.1	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3
International / Other			0.0	0.0	0.1	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3
Total TRU NIAGEN	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***
NIAGEN Ingredient	1.0	2.0	1.8	3.0	7.8	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7
NIAGEN Related Revenues	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***
Other Ingredients	1.1	0.9	0.7	0.7	3.4	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5
Analytical Reference Standards & Services	1.3	1.2	1.0	1.1	4.6	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1
Total Net Sales	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***
TRU NIAGEN as % of Total Net Sales	***0%***	***3%***	***44%***	***35%***	***26%***	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***
NIAGEN Related Revenues as % of Total Net Sales	***29%***	***50%***	***73%***	***75%***	***62%***	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***
YOY Growth Rate - Net Sales													
Total Company	-42%	-43%	55%	69%	-2%	95%	85%	33%	20%	49%	53%	42%	48%
NIAGEN Related	-68%	-48%	204%	158%	22%	337%	168%	40%	31%	79%	99%	73%	68%
Total TRU NIAGEN	N/A	N/A	N/A	N/A	N/A	NA	2528%	97%	143%	238%	146%	134%	86%
Sequential Growth Rate - Net Sales													
Total Company		25%	44%	24%		-13%	19%	4%	12%		11%	10%	9%
NIAGEN Related		115%	110%	28%		-24%	32%	10%	19%		15%	15%	6%
Total TRU NIAGEN		914%	1764%	1%		14%	23%	40%	24%		15%	17%	11%

ChromaDex TRU NIAGEN

NR has Reached the Significant Milestone of **43 Registered Human Studies**(1)

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

43 studies are currently registered on clinicaltrials.gov

At least 5 more are in planning and not yet registered

Clinical Health Outcomes

5 published clinical studies of NIAGEN® led the way

New studies are now examining clinically relevant health outcomes

(1) There are 43 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 36 of these use NR only. Clinicaltrials.gov also includes one niacin study for a total of 44 under the search term "nicotinamide riboside."

Neurological, Cardiovascular, and Metabolic Health are the Most Prominent Human Clinical Research Areas for NIAGEN®

	NEUROLOGICAL	CARDIOVASCULAR	METABOLIC	OTHER
Human Studies	**34 %**	**31 %**	**11 %**	**23 %**
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Nestlé Supply and License Agreement

Market Size – 2018 Est.

Protein Based Nutrition Drinks[1]



~$2.0Bil
61%
Intl.
39%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Medical Nutrition[2]



~$16Bil
76%
Intl.
24%
U.S.

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over slightly more than 4 years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.

ChromaDex TRU NIAGEN

Contact Info

Brianna Gerber

Vice President of FP&A and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com

Where to buy TRU NIAGEN®

www.truniagen.com

www.amazon.com